                                                      UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         Form 8-K

                                                      CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                              Date of Report: April 9, 2001

                                                  Medix Resources, Inc.
                                  (Exact name of registrant as specified in its charter)

         Colorado                           0-24768                             84-1123311
(State of other jurisdiction             (Commission)                           (IRS Employer
      of incorporation)                   File Number)                        Identification No.)

         7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO                   80111
                      (Address of principal executive offices)                      (Zip Code)

                            Registrant's telephone number, including area code: (303) 741-2045

Item 5. Other Events.     Press release announcing the licensing of its Cymedix(R)Universal Interface (CUI) to iScribe, Inc.

   Exhibits
           Exhibit 99.1 - Copy of the Press Release

                                                        SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                MEDIX RESOURCES, INC.

April 9, 2001                                                                   By:/s/Patricia A. Minicucci

                                                                                       Patricia A. Minicucci,
                                                                                        Executive Vice President
                                                                                        and Secretary